Exhibit 4(I) under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K

                          FEDERATED UTILITY FUND, INC.
                                (Class A Shares)

Number                                                  Shares
Account No.               Alpha CodeIncorporated under the Laws  See Reverse
Side For
                  of the State of Maryland Certain Definitions






THIS IS TO CERTIFY THAT                        is the owner of





                                              CUSIP314286 10 5


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED UTILITY FUND, INC. (CLASS A SHARES) hereafter called the Company, transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                (FUND NAME ALL CAPS)
                                 Corporate Seal
                                      1987
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned: Federated Shareholder  Services
Company (Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ==========================================
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.

Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




                          FEDERATED UTILITY FUND, INC.
                                (Class B Shares)

Number                                                  Shares
Account No.               Alpha CodeIncorporated under the Laws  See Reverse
Side For
                  of the State of Maryland Certain Definitions






THIS IS TO CERTIFY THAT                        is the owner of





                                              CUSIP314286 20 4
Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED UTILITY FUND, INC. (CLASS B SHARES) hereafter called the Company, transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                (FUND NAME ALL CAPS)
                                 Corporate Seal
                                      1987
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned: Federated Shareholder  Services
Company (Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ==========================================
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.
C.   The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.





                          FEDERATED UTILITY FUND, INC.
                                (Class C Shares)

Number                                                  Shares
Account No.               Alpha CodeIncorporated under the Laws  See Reverse
Side For
                  of the State of Maryland Certain Definitions






THIS IS TO CERTIFY THAT                        is the owner of



                                              CUSIP314286 30 3


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED UTILITY FUND, INC. (CLASS C SHARES) hereafter called the Company, transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                (FUND NAME ALL CAPS)
                                 Corporate Seal
                                      1987
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman

                                Countersigned: Federated Shareholder  Services
Company (Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee

-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ==========================================
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.





                          FEDERATED UTILITY FUND, INC.
                                (Class F Shares)

Number                                                  Shares
Account No.               Alpha CodeIncorporated under the Laws  See Reverse
Side For
                  of the State of Maryland Certain Definitions



THIS IS TO CERTIFY THAT                        is the owner of





                                              CUSIP314286 40 2


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED UTILITY FUND, INC. (CLASS F SHARES) hereafter called the Company, transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                (FUND NAME ALL CAPS)
                                 Corporate Seal
                                      1987
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned: Federated Shareholder  Services
Company (Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ==========================================
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.